INCOME TAXES	12 Months Ended
Dec. 31, 2016
Record Street Brewing Co [Member]
INCOME TAXES

NOTE 7 – INCOME TAXES

As of December 31, 2016 and 2015 deferred tax assets consist of the following:

	2016	2015

Federal loss carryforwards	$42,643	$6,214
Less: valuation allowances	(42,643)	(6,214)
Deferred tax asset	$-	$-

The future utilization of the net operating loss carryforward to offset future taxable income may be subject to an annual limitation as a result of ownership changes that could occur in the future. As of December 31, 2016 and 2015, the Company’s Federal net operating loss carryforwards were $203,063 and $29,590, respectively. The Company provided a valuation allowance equal to the deferred income tax asset for the year ended December 31, 2016 because it is not known whether future taxable income will be sufficient to utilize the loss carryforward. The carryforward will expire in 2036.